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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 15, 2003

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact name of registrant)



            Delaware                                       94-2852543

      (State of organization)               (I.R.S. Employer Identification No)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's telephone Number)



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Item 5.           OTHER EVENTS


         On July 29, 2003, IGEN International, Inc. (the "Company") filed with the Securities Exchange Commission ("SEC") its proxy statement for the 2003 annual meeting of stockholders. As disclosed in the proxy statement, the date for the 2003 annual meeting of stockholders was set for December 15, 2003 and the record date for the annual meeting was November 4, 2003. The Company has decided to postpone the annual meeting based on the expected date for completion of the previously announced transactions contemplated by the Agreement and Plan of Merger dated July 24, 2003, among Roche Holding Ltd ("Roche"), 66 Acquisition Corporation II, the Company and BioVeris Corporation (successor to IGEN Integrated Healthcare, LLC) ("BioVeris"). In the event the Company establishes a new date for an annual meeting of stockholders, the Company will notify stockholders in a timely manner of such date, the record date for such meeting and other related information by filing a Form 8-K with the SEC.

         In connection with the proposed transaction between the Company and Roche, BioVeris filed with the SEC, a registration statement on Form S-4 (Registration Statement No. 333-109196) that included the preliminary proxy statement/prospectus relating to the transaction. Investors and security holders are urged to read the preliminary proxy statement/prospectus, which is available now, because it contains important information and also to read the definitive proxy statement/prospectus, when it becomes available, because it will contain important information. BioVeris and the Company will continue to file with the SEC documents regarding the proposed transaction with Roche, including one or more amendments to the registration statement on Form S-4. After the registration statement on Form S-4, as so amended, is declared effective by the SEC, the definitive proxy statement/prospectus will be mailed to the Company's stockholders in connection with a special meeting of IGEN stockholders to vote on the proposed transaction and any other matters that might be properly brought before the meeting. Investors and security holders may obtain a free copy of the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus (when it becomes available) and other documents filed by BioVeris and the Company with the SEC at the SEC's web site at www.sec.gov. The definitive proxy statement/prospectus (when it becomes available) and these other documents may also be obtained for free from the Company by directing a request to 16020 Industrial Drive, Gaithersburg, MD 20877, Attention: Secretary, (301) 869-9800, ext. 3501.

         The Company, BioVeris, and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Company's stockholders in connection with the proposed transaction with Roche. Such individuals may have interests in the proposed transaction with Roche, including as a result of holding shares of the Company's common stock or the Company's stock options as well as other interests unrelated to such holdings. Information about the directors and executive officers of the Company and their ownership of the Company's common stock is set forth in the Company's Proxy Statement with respect to its Annual Meeting for the year ended March 31, 2003. Additional information about the directors and executive officers of the Company and BioVeris and their ownership of the Company's common stock and expected ownership of BioVeris common stock and other interests in the proposed transaction with Roche is set forth in the preliminary proxy statement/prospectus relating to the proposed transaction and will be set forth in the definitive proxy statement/prospectus relating to the proposed transaction when it becomes available.




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                                   Signatures

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IGEN International, Inc.

                                        By:/s/ George V. Migausky
                                        -------------------------
                                        George V. Migausky
                                        Vice President and Chief Financial
                                        Officer


Dated:   December 15, 2003